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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: June 20, 1997
                (Date of earliest event reported: June 20, 1997)

                         Commission File Number: 0-21272


                               SANMINA CORPORATION
             (Exact name of Registrant as specified in its charter)



                  Delaware                          77-0228183
                  --------                          ----------
  (State of incorporation or organization)      (IRS Employer I.D. No.)


                355 East Trimble Road, San Jose, California 95131
                -------------------------------------------------
                    (Address of principal executive offices)

                                 (408) 435-8444
                                 --------------
              (Registrant's telephone number, including area code)




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Item 5.           Other Events


         On June 20, 1997, Registrant entered into a Supplemental Indenture (the "Supplemental Indenture") to Registrant's Indenture (the "Indenture") dated August 15, 1995 relating to 5 1/2% Convertible Subordinated Notes Due 2002. The Supplemental Indenture modifies the Indenture to change the date prior to which the Registrant may not redeem the Notes from August 15, 1998 to August 19, 1998. The purpose of this modification is to ensure that holders of Notes receive the interest due and payable on the interest payment date of August 15, 1998.

         (a)  Financial Statements and Pro Forma Financial Information

         None.

         (b)  Exhibits

         99.1 First Supplemental Indenture dated June 20, 1997 to Indenture dated August 15, 1995 Relating to 5 1/2% Convertible Notes Due 2002 between Registrant and Norwest Bank Minnesota, N.A., as Trustee.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SANMINA CORPORATION


                                  By:  /s/ Randy W. Furr
                                      -------------------------------
                                           Randy W. Furr,
                                           President
                                           and Chief Operating
                                           Officer



Date: June 20, 1997



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                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------
99.1            First Supplemental Indenture dated June 20, 1997 to Indenture dated August 15, 1995 Relating to 5 1/2% Convertible Notes Due
                2002 between Registrant and Norwest Bank Minnesota, N.A., as
                Trustee.


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